Change in Non-Cash Working Capital Balances Related to Operations - Change in Non-Cash Working Capital Balances Related to Operations (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Other Significant Noncash Transactions [Line Items]
Accounts receivable, net	(112)	(29)	(40)
Materials and supplies	7	(19)	7
Other current assets	(75)	5	15
Accounts payable and accrued liabilities	56	41	13
Change in non-cash working capital	(124)	(2)	(5)